Exhibit 99.2
U.S. Bancorp 1Q11 Earnings Conference Call April 19, 2011 Richard K. Davis Chairman, President and CEO Andy Cecere Vice Chairman and CFO

2 Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be impacted by effects of recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by continued deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2010, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp's performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

1Q11 Highlights Net income of $1.0 billion; $0.52 per diluted common share Total net revenue of $4.5 billion, up 4.6% vs. 1Q10 Net interest income growth of 4.3% vs. 1Q10 Noninterest income growth of 4.9% vs. 1Q10 Average loan growth of 2.4% (2.1% excluding acquisitions) vs. 1Q10 and average loan growth of 1.1% (0.7% excluding acquisitions) vs. 4Q10 Strong average low cost deposit1 growth of 15.3% (10.2% excluding acquisitions) vs. 1Q10 and average low cost deposit growth of 6.7% vs. 4Q10 (2.1% excluding acquisitions) Net charge-offs declined 14.1% vs. 4Q10 and nonperforming assets (excluding covered assets and FCB acquisition) declined 4.7% vs. 4Q10 Capital generation continues to strengthen capital position Tier 1 common equity ratio of 8.2% Tier 1 capital ratio of 10.8% 1 Low cost deposits include noninterest-bearing, interest checking, money market and savings deposits

Performance Ratios 1Q10 2Q10 3Q10 4Q10 1Q11 Return on Avg Common Equity 0.105 0.134 0.128 0.137 0.145 Return on Avg Common Equity 0.105 0.118 0.128 0.137 0.145 Return on Avg Assets 0.0096 0.0109 0.0126 0.0131 0.0138 1Q10 2Q10 3Q10 4Q10 1Q11 Efficiency Ratio 0.49 0.524 0.519 0.525 0.511 Net Interest Margin 0.039 0.039 0.0391 0.0383 0.0369 ROCE and ROA Efficiency Ratio and Net Interest Margin Return on Avg Common Equity Return on Avg Assets Efficiency Ratio Net Interest Margin Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses) net * Adjusted for ITS transaction (reported net income $862 million - $118 million ITS transaction equity impact + $13 million debt extinguishment costs (net of tax) = adjusted net income of $757 million)

Capital Position $ in billions

Capital Actions Dividend and share repurchase authorization announced March 18th Annual dividend raised from $0.20 to $0.50, a 150% increase One year share repurchase authorization of 50 million shares - we do not expect to begin buying back a meaningful number of shares before final Basel III capital guidelines are published later this year

1Q10 2Q10 3Q10 4Q10 1Q11 Loans 192.9 191.2 192.5 195.5 197.6 Deposits 182.5 183.3 182.7 190.3 204.3 Loan and Deposit Growth Average Balances Year-Over-Year Growth 1Q11 Acquisition Adjusted Loan Growth = 2.1% Deposit Growth = 7.3% 2.4% $197.6 3.9% $192.9 4.0% $191.2 5.8% $192.5 2.0% $195.5 11.9% $204.3 13.7% $182.5 12.3% $183.3 9.8% $182.7 5.2% $190.3 $ in billions

Taxable-equivalent basis Revenue Growth Year-Over-Year Growth 11.3% 8.7% 7.9% 7.9% 4.6% $ in millions 1Q10 2Q10 3Q10 4Q10 1Q11 Reported 4321 4519 4587 4721 4519

Credit Quality 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 NPA $ Change 76 49 155 290 357 489 727 626 386 184 91 -261 -171 -212 -159 NPA % Change 0.13 0.08 0.22 0.34 0.31 0.33 0.37 0.23 0.12 0.05 0.02 -0.07 -0.05 -0.06 -0.05 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 NCO $ Change 8 26 68 103 102 134 156 141 112 69 25 -21 -119 -58 -132 NCO % Change 0.041884817 0.130653266 0.302222222 0.351535836 0.257575758 0.269076305 0.246835443 0.17893401 0.12056 0.07 0.02 -0.02 -0.11 -0.06 -0.14 $ in millions, linked quarter change * Excluding Covered Assets (assets subject to loss sharing agreements with FDIC) and FCB acquisition (1Q11 NPAs = $287 million) Change in Net Charge-offs Change in Nonperforming Assets* NCO $ Change (Left Scale) NCO % Change (Right Scale) NPA $ Change (Left Scale) NPA % Change (Right Scale) 103 68 (21) 25 69 112 141 156 134 102 155 290 91 184 386 626 727 489 357 (261) (119) (171) (58) (212) (132) (159)

Credit Quality - Outlook The Company expects the level of Net Charge-offs and Nonperforming Assets, excluding covered assets, to trend lower during 2Q11 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 30 to 89% 0.010601156 0.0103876 0.011833483 0.016222915 0.017008547 0.014526577 0.014428656 0.014800805 0.013381895 0.011072197 0.01 0.0104 0.0084 90+ % 0.004270373 0.004141298 0.004633146 0.005564539 0.006834344 0.007245829 0.00775995 0.008820331 0.007760089 0.007220238 0.0066 0.0061 0.0052 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 Chg Criticized Assets 0.181945238 0.228090362 0.156114108 0.359501198 0.275796154 0.002013557 0.057701718 0.001878723 -0.012658584 -0.159651986 -0.08 -0.09 -0.01 Delinquencies* Changes in Criticized Assets* * Excluding Covered Assets (assets subject to loss sharing agreements with FDIC) 1Q11 change in criticized assets excludes FCB acquisition

Credit Quality - Reserves 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 Allowance 2260 2435 2648 2898 3639 4105 4571 4986 5264 5439 5536 5540 5531 5498 Provision/NCO's 1 1.66 1.51 1.5 2 1.67 1.5 1.4 1.25 1.15 1.02 1 0.97 0.94 Allowance for Credit Losses Allowance for Credit Losses Provision/NCO's $ in millions 5,536 5,439 5,264 4,986 4,571 4,105 3,639 2,898 2,648 2,435 2,260 5,540 5,531 5,498

Earnings Summary $ in millions, except per-share data Taxable-equivalent basis

1Q11 Results - Key Drivers vs. 1Q10 Net Revenue growth of 4.6% (2.8% excluding significant items) Net interest income growth of 4.3%; net interest margin of 3.69% vs. 3.90% Noninterest income growth of 4.9% (1.0% excluding significant items) Significant items: net change of $75 million Noninterest expense growth of 8.3% Provision for credit losses lower by $555 million Net charge-offs lower by $330 million Provision lower than NCOs by $50 million; provision in excess of NCOs by $175 million in 1Q10 vs. 4Q10 Net Revenue decline of 4.3% (3.3% excluding significant items) Net interest income growth of 0.3%; net interest margin of 3.69% vs. 3.83% Noninterest income decline of 9.5% (7.6% excluding significant items) Significant items: net change of $48 million Noninterest expense decline of 6.9% Provision for credit losses lower by $157 million Net charge-offs lower by $132 million Provision lower than NCOs by $50 million; provision lower than NCOs by $25 million in 4Q10

Significant Items $ in millions

Net Interest Income 1Q10 2Q10 3Q10 4Q10 1Q11 Net Interest Income 2403 2409 2477 2499 2507 Net Interest Margin 0.039 0.039 0.0391 0.0383 0.0369 Net Interest Income Key Points $ in millions Taxable-equivalent basis vs. 1Q10 Average earning assets grew by $25.1 billion, or 10.1% (9.7% excluding acquisitions) Net interest margin lower by 21 bp (3.69% vs. 3.90%) driven by: Higher balances in lower yielding investment securities Higher cash position at the Federal Reserve vs. 4Q10 Average earning assets grew by $14.1 billion, or 5.4% (5.0% excluding acquisitions) Net interest margin lower by 14 bp (3.69% vs. 3.83%) driven by: Higher balances in lower yielding investment securities Higher cash position at the Federal Reserve Year-Over-Year Growth 14.7% 14.5% 14.8% 5.9% 4.3%

Average Loans 1Q10 2Q10 3Q10 4Q10 1Q11 Covered 21.415 20.454 19.308 18.572 17.638 Commercial 47.282 46.34 46.784 47.712 48.713 CRE 34.151 34.164 34.19 34.577 35.179 Res Mtg 26.408 26.821 27.89 29.659 31.777 Retail 63.622 63.382 64.369 64.964 64.263 Average Loans Key Points $ in billions Year-Over-Year Growth 3.9% 4.0% 5.8% 2.0% 2.4% $191.2 $192.5 $195.5 $197.6 $192.9 Retail Res Mtg Covered CRE Commercial vs. 1Q10 Average total loans grew by $4.7 billion, or 2.4% (2.1% excluding acquisitions) Average commercial loans (excluding lease financing) increased $1.8 billion, or 4.5% (4.2% excluding acquisitions), due to higher demand for loans and lines by new and existing credit- worthy borrowers vs. 4Q10 Average total loans grew by $2.1 billion, or 1.1% (0.7% excluding acquisitions) Average commercial loans (excluding lease financing) grew by $1.0 billion, or 2.4% (2.1% excluding acquisitions), due to rise in demand for new loans Covered Commercial CRE Res Mtg Retail

Average Deposits 1Q10 2Q10 3Q10 4Q10 1Q11 Time 45.606 43.607 43.607 42.388 46.492 Money Market 40.902 40.256 38.005 39.585 45.649 Checking & Savings 58.023 59.538 61.316 65.39 67.975 Noninterest-bearing 38 39.917 39.732 42.95 44.189 Average Deposits Key Points $ in billions Year-Over-Year Growth 13.7% 12.3% 9.8% 5.2% 11.9% $183.3 $182.7 $190.3 $204.3 $182.5 Noninterest -bearing Checking & Savings Time Money Market vs. 1Q10 Average total deposits grew by $21.8 billion, or 11.9% (7.3% excluding acquisitions) Average low cost deposits (NIB, interest checking, money market and savings), grew by $20.9 billion, or 15.3% (10.2% excluding acquisitions) vs. 4Q10 Average total deposits increased by $14.0 billion, or 7.4% (2.8% excluding acquisitions) Average low cost deposits increased by $9.9 billion, or 6.7% (2.1% excluding acquisitions), primarily due to higher corporate trust balances and increased balances in Consumer and Small Business Banking Time Money Market Checking & Savings Noninterest-bearing

All Other Mortgage Service Charges Trust & Inv Mgmt Payments Noninterest Income 1Q10 2Q10 3Q10 4Q10 1Q11 All Other 287 384 346 518 422 Mortgage 200 243 310 250 199 Service Charges 449 452 404 383 392 Trust & Inv Mgmt 264 267 267 282 256 Payment Services 718 764 783 789 743 Noninterest Income Key Points $ in millions Year-Over-Year Growth 7.3% 2.7% 0.8% 10.2% 4.9% $1,918 $2,110 $2,110 $2,222 $2,012 Trust & Inv Mgmt Service Charges All Other Mortgage Payments Payments = credit and debit card revenue, corporate payment products revenue and merchant processing services; Service charges = deposit service charges, treasury management fees and ATM processing services vs. 1Q10 Noninterest income grew by $94 million, or 4.9%, driven by: Payments revenue (3.5% growth) Commercial products revenue (18.6% growth) Lower deposit service charges due to Reg E and fee policy changes Significant items, including net securities losses, were favorable by $75 million vs. 4Q10 Noninterest income declined by $210 million, or 9.5%, driven by: Payments revenue seasonally lower Trust and investment management fees lower mainly due to Nuveen acquisition partially offset by securities trust acquisition Mortgage banking revenue decrease of $51 million 38% decrease in production volume Favorable net change in MSR valuation and related hedging (hedge $62 1Q11 vs. $41 4Q10) Significant items, including net securities losses, unfavorable by $48 million

Noninterest Expense 1Q10 2Q10 3Q10 4Q10 1Q11 All Other 491 613 566 610 482 Tech & Communications 185 186 186 187 185 Prof Svcs, Marketing and PPS 192 234 260 281 209 Occupancy & Equip 227 226 229 237 249 Compensation & Benefits 1041 1118 1144 1170 1189 Noninterest Expense Key Points $ in millions Year-Over-Year Growth 14.2% 11.6% 16.2% 11.5% 8.3% $2,136 $2,377 $2,385 $2,485 $2,314 Occupancy & Equipment Prof Services, Marketing & PPS All Other Tech & Comm Compensation & Benefits vs. 1Q10 Noninterest expense was higher by $178 million, or 8.3%, majority of variance driven by: Increased compensation and employee benefits Investments in business expansion initiatives and technology-related projects vs. 4Q10 Noninterest expense was lower by $171 million, or 6.9%, majority of variance driven by: Lower compensation due to lower incentives and commissions partially offset by the impact of business expansion initiatives Seasonally lower professional services and marketing and business development expenses Other expense lower mainly due to lower acquisition integration expense, lower costs associated with other real estate owned and seasonally lower investments in affordable housing and other tax-advantaged projects Partially offset by increase in employee benefits expense, reflecting seasonal increase in payroll taxes and higher pension and medical costs All Other Tech & Communications Prof Svcs, Marketing and PPS Occupancy & Equip Compensation & Benefits

Mortgage Repurchase Mortgages Repurchased and Make-whole Payments Mortgage Representation and Warranties Reserve $ in millions 1Q11 4Q10 3Q10 2Q10 1Q10 Beginning Reserve $180 $147 $101 $73 $72 Net Realized Losses (32) (27) (24) (20) (22) Additions to Reserve 33 60 70 48 23 Ending Reserve $181 $180 $147 $101 $73 Mortgages repurchased and make-whole payments $90 $69 $53 $27 $23 Repurchase activity lower than peers due to: Conservative credit and underwriting culture Disciplined origination process Repurchase requests expected to remain slightly elevated over the next few quarters

Positioned to Win

Appendix

Credit Quality - Commercial Loans 1Q10 2Q10 3Q10 4Q10 1Q11 Average Loans 40837 40095 40726 41700 42683 Net Charge-offs Ratio 0.0241 0.0223 0.0149 0.0111 0.0119 Average Loans and Net Charge-offs Ratios Key Statistics Comments Overall delinquencies remain stable Continued improvement in nonperforming loans Commercial utilization remains historically weak 1Q10 4Q10 1Q11 Average Loans 40,837 41,700 42,683 30-89 Delinquencies 0.91% 0.57% 0.58% 90+ Delinquencies 0.21% 0.15% 0.13% Nonperforming Loans 1.90% 1.23% 1.02% 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 Utilization 0.3762 0.3716 0.3538 0.3197 0.3007 0.2798 0.27 0.2646 0.2608 0.2512 Revolving Line Utilization Trend $ in millions

EF ST Balance 2401 3629 Credit Quality - Commercial Leases 1Q10 2Q10 3Q10 4Q10 1Q11 Average Loans 6445 6245 6058 6012 6030 Net Charge-offs Ratio 0.0214 0.0141 0.0118 0.0112 0.0094 Average Loans and Net Charge-offs Ratios Key Statistics Comments Net charge-offs declined and early stage delinquencies continue to improve Significant improvement in nonperforming loans this quarter 1Q10 4Q10 1Q11 Average Loans 6,445 6,012 6,030 30-89 Delinquencies 1.91% 1.34% 1.18% 90+ Delinquencies --% 0.02% 0.03% Nonperforming Loans 1.77% 1.27% 0.90% $ in millions Equipment Finance $2,401 Small Ticket $3,629

Multi-Family Retail Res Construction Condo Construction A&D Commercial Office Other balance 1897 1024 1282 454 993 803 1017 Inv Owner balance 16359 11350 Credit Quality - Commercial Real Estate 1Q10 2Q10 3Q10 4Q10 1Q11 Avg Loans 34151 34164 34190 34577 35179 NCO Ratio 0.0228 0.0267 0.024 0.0251 0.0144 NCO Ratio - Mtg 0.0073 0.0111 0.0172 0.0133 0.0059 NCO Ratio - Construction 0.068 0.0731 0.0456 0.0654 0.0461 Average Loans and Net Charge-offs Ratios Key Statistics Comments Year over year average loans grew by 3.0% while quarter over quarter growth totaled 1.7% Improving net charge-off trends in commercial mortgages continued during the quarter while significant improvement was noted in the construction loan segment Although the level of non-performing loans remains elevated, early stage delinquencies improved both during the quarter and year over year 1Q10 4Q10 1Q11 Average Loans 34,151 34,577 35,179 30-89 Delinquencies 1.44% 1.20% 0.74% 90+ Delinquencies 0.01% --% 0.02% Nonperforming Loans 5.36% 3.73% 4.15% Performing TDRs 87 15 184 $ in millions Multi-family $1,897 Other $1,017 Office $803 A&D Construction $993 Retail $1,024 Condo Construction $454 Residential Construction $1,282 Investor $16,359 Owner Occupied $11,350 CRE Mortgage CRE Construction Average Loans Net Charge-offs Ratio NCO Ratio - Comm Mtg NCO Ratio - Construction

1Q10 2Q10 3Q10 4Q10 1Q11 Restructured 1560 1672 1747 1804 1890 Credit Quality - Residential Mortgage 1Q10 2Q10 3Q10 4Q10 1Q11 Average Loans 26408 26821 27890 29659 31777 Net Charge-offs Ratio 0.0223 0.0206 0.0188 0.0175 0.0165 Average Loans and Net Charge-offs Ratios Key Statistics Comments Strong growth in high quality originations (weighted average FICO 756, weighted average LTV 69%) as average loans increased 7.1% over 4Q10 driven by demand for refinancing Delinquencies and net charge-offs continuing to decline Continue to help home owners by successfully modifying 5,282 loans (owned and serviced) in 1Q11, representing $964 million in balances 1Q10 4Q10 1Q11 Average Loans 26,408 29,659 31,777 30-89 Delinquencies 1.96% 1.48% 1.22% 90+ Delinquencies 2.26% 1.63% 1.33% Nonperforming Loans 2.07% 2.07% 2.12% Residential Mortgage Performing TDRs $ in millions

Credit Quality - Home Equity 1Q10 2Q10 3Q10 4Q10 1Q11 Average Loans 19402 19332 19289 19119 18801 Net Charge-offs Ratio 0.0188 0.0164 0.0162 0.0172 0.0175 Average Loans and Net Charge-offs Ratios Key Statistics Comments Strong credit quality portfolio (weighted average FICO 746, weighted average CLTV 72%) originated primarily through the retail branch network to existing bank customers on their primary residence Loan demand remains soft for home equity products Early and late stage delinquencies improved during the quarter 1Q10 4Q10 1Q11 Average Loans 19,402 19,119 18,801 30-89 Delinquencies 0.85% 0.93% 0.81% 90+ Delinquencies 0.69% 0.78% 0.71% Nonperforming Loans 0.16% 0.19% 0.23% Traditional: 87% Wtd Avg LTV: 71% NCO: 1.24% Consumer Finance: 13% Wtd Avg LTV: 80% NCO: 5.01% $ in millions Traditional Consumer Finance Balance 87 13

Traditional Consumer Finance Balance 15542 582 1Q09 4Q10 1Q11 Average Loans 16,368 16,403 16,124 30-89 Delinquencies 2.35% 1.60% 1.44% 90+ Delinquencies 2.57% 1.86% 1.62% Nonperforming Loans 1.02% 1.36% 1.61% Credit Quality - Credit Card 1Q10 2Q10 3Q10 4Q10 1Q11 Average Loans 16368 16329 16510 16403 16124 Net Charge-offs Ratio 0.0773 0.0779 0.0711 0.0665 0.0621 Net Charge-offs Ratio Excluding Acquired Portfolios* 0.0842 0.0853 0.0784 0.0721 0.0645 Average Loans and Net Charge-offs Ratios Key Statistics Comments Both early and late stage delinquencies continue to improve Net charge-offs declined for the third consecutive quarter $ in millions * Excluding portfolio purchases where the acquired loans were recorded at fair value at the purchase date 2Q09 Average Loans Net Charge-offs Ratio Net Charge-offs Ratio Excluding Acquired Portfolios* Core Portfolio $15,542 Portfolios Acquired at Fair Value $582

Credit Quality - Retail Leasing 1Q10 2Q10 3Q10 4Q10 1Q11 Average Loans 4509 4364 4289 4459 4647 Net Charge-offs Ratio 0.0045 0.0037 0.0019 0.0009 0.0009 Average Loans and Net Charge-offs Ratios Key Statistics Comments Average loans increased during the quarter as demand for new auto leases increased Retail leasing delinquencies continue to improve, reaching pre-recession levels Strong used auto values continue to reduce end of term risk and net charge-offs 1Q10 4Q10 1Q11 Average Loans 4,509 4,459 4,647 30-89 Delinquencies 0.56% 0.37% 0.26% 90+ Delinquencies 0.07% 0.05% 0.04% Nonperforming Loans --% --% --% $ in millions 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 Index 102.8 102.8 109 116.1 117.7 118.3 120.5 119.2 122.6 124.3 Manheim Used Vehicle Value Index* * Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending value

Auto Install Student Revolving Balance 10879 5380 5011 3421 Credit Quality - Other Retail 1Q10 2Q10 3Q10 4Q10 1Q11 Average Loans 23343 23357 24281 24983 24691 Net Charge-offs Ratio 0.0193 0.017 0.0165 0.0145 0.0133 Average Loans and Net Charge-offs Ratios Key Statistics Comments Average balances increased 5.8% over 1Q10 driven by auto loan demand Net charge-offs and delinquencies continue to decline while nonperforming loans remain stable 1Q10 4Q10 1Q11 Average Loans 23,343 24,983 24,691 30-89 Delinquencies 0.89% 0.85% 0.63% 90+ Delinquencies 0.35% 0.26% 0.25% Nonperforming Loans 0.14% 0.12% 0.13% Installment $5,380 Auto Loans $10,879 Revolving Credit $3,421 Student Lending $5,011 $ in millions

Non-Regulatory Capital Ratios

U.S. Bancorp 1Q11 Earnings Conference Call April 19, 2011